SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 20, 2002

                              RIMPAC RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



            NEVADA                       0-29481             91-1921379
(State or other jurisdiction of        (Commission          (IRS Employer
        incorporation)                 File Number)       Identification No.)


            3665 RUFFIN ROAD, SUITE 225, SAN DIEGO, CALIFORNIA 92123
               (Address of principal executive offices) (Zip Code)

                                 (866) 568-6266
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)













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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Siegel*Smith, LLP resigned as independent accountants for the Registrant effective August 20, 2002. Siegel*Smith, LLP audited the financial statements of Internet LOTO, Inc. as of and for the period from inception (September 19, 2001) through December 31, 2001. Since Internet LOTO, Inc. was the accounting survivor of the acquisition transaction involving the Registrant and Internet LOTO, Inc., the registrant engaged Siegel*Smith, LLP to audit the Registrant's financial statements for the current fiscal year.

         The audit report of Siegel*Smith, LLP on the financial statements of Internet LOTO, Inc. the Registrant as of and for the period from inception (September 19, 2001) through December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:

         The audit report of Siegel*Smith, LLP on the financial statements of Internet LOTO, Inc. the Registrant as of and for the period from inception (September 19, 2001) through December 31, 2001 contained a separate paragraph stating: "The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note G to the financial statements, the Company has suffered losses from operations and has a net working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note G. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the Registrant's two most recent fiscal years and the subsequent interim period ending August 20, 2002, there were no disagreements between the Registrant and Siegel*Smith, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Siegel*Smith, LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its audit report. The Registrant has requested Siegel*Smith, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 20, 2002, is filed as Exhibit 16.1 to this Form 8-K.

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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information:  Not applicable

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT

                     16.1               Letter from Siegel*Smith, LLP

ITEM 8.    CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.    REGULATION FD DISCLOSURE

         Not applicable.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RIMPAC RESOURCES LTD.


August 20, 2002                      By:   /s/ THOMAS M. JOHNSON
                                        ----------------------------------------
                                          Thomas M. Johnson
                                          President













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